UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 8, 2011

DC BRANDS INTERNATIONAL, INC.
 (Exact name of registrant as specified in its charter)

Colorado	000-054031
(State or other jurisdiction of incorporation)	(Commission File No.)

9500 W. 49th Avenue, Suite D-106
Wheat Ridge, CO 80033
(Address of principal executive offices and Zip Code)

303-279-3800
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BUSINESS

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “could”, "may", "will", "should", "expects", "plans”, "anticipates", "believes", "estimates", "predicts", "potential" or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our or our industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable laws, including the securities laws of the United States, we do not intend to update any of the forward-looking statements so as to conform these statements to actual results.

EXPLANATORY NOTE

This Current Report on Form 8-K is being filed in connection with the Company’s entry into an equity financing agreement.

This Current Report on Form 8-K responds to the following items of Form 8-K:

Item 1.01	Entry into a Material Definitive Agreement.

Item 1.02	Termination of a Material Definitive Agreement.

Item 9.01	Financial Statements and Exhibits.

As used in this Current Report on Form 8-K and unless otherwise indicated, the terms the “Company,” “we,” “us,” and “our” refer to DC Brands International, Inc.

All dollar amounts in this report refer to U.S. dollars unless otherwise indicated.

 Item 1.01  Entry Into A Material Definitive Agreement.

The Company entered into an equity purchase agreement (the “Equity Purchase Agreement”) with Southridge Partners II, LP (“Southridge”) on July 8, 2011.  Pursuant to the Equity Purchase Agreement, Southridge committed to purchase up to $10,000,000 of our common stock, over a period of time terminating on the earlier of: (i) 24 months from the effective date of a registration statement to be filed in connection therewith or (ii) the date on which Southridge has purchased shares of our common stock pursuant to this agreement for an aggregate maximum purchase price of $10,000,000; such commitment is subject to certain conditions, including limitations based upon the trading volume of the Company’s common stock. The purchase price to be paid by Southridge will be 92% of the market price of our common stock on the date the purchase price is calculated.

We may draw on the facility from time to time, as and when we determine appropriate in accordance with the terms and conditions of the Equity Purchase Agreement.  The maximum amount that we are entitled to put in any one notice is such number of shares of common stock as equals $500,000 provided that the number of put shares to be purchased by Southridge shall not exceed the number of such shares that, when aggregated with all other shares and securities of the Company then owned by Southridge beneficially or deemed beneficially owned by Southridge, would result in Southridge owning more than 9.99% of all of the Company’s common stock as would be outstanding on such closing date. In the event that, during the five day period in which a put notice is deemed delivered and during which the purchase price of the put shares is valued (the “Valuation Period”), the closing price on any day in which the Company’s principal market is open (a “Trading Day”) is more than twenty five percent (25%) below the average of the five (5) most recent closing prices prior to the put date (a “Floor Price”), then for each such Trading Day the Company and Southridge shall be under no obligation to purchase and sell one-fifth (1/5th ) of the amount specified in the put notice.  In the event that during a Valuation Period the closing price is below the Floor Price for any two (2) Trading Days—not necessarily consecutive—then the balance of the Company’s and Southridge’s obligation to purchase and sell the amount under such put notice shall terminate on such second Trading Day (“Termination Day”), and the amount under such put notice shall be adjusted to include only one-fifth (1/5th) of the initial amount under such put notice for each Trading Day during the Valuation Period prior to the Termination Day that the closing price equals or exceeds the Floor Price.  There are put restrictions applied on days between the put notice date and the closing date with respect to that particular put.  During such time, we are not entitled to deliver another put notice.

There are circumstances under which we will not be entitled to put shares to Southridge, including the following:

●	we will not be entitled to put shares to Southridge unless there is an effective registration statement under the Securities Act to cover the resale of the shares by Southridge;

●	we will not be entitled to put shares to Southridge unless our common stock continues to be quoted on the OTC Bulletin Board and has not been suspended from trading;

●
we will not be entitled to put shares to Southridge if an injunction shall have been issued and remain in force against us, or action commenced by a governmental authority which has not been stayed or abandoned, prohibiting the purchase or the issuance of the shares to Southridge;

●
we will not be entitled to put shares to Southridge if we have not complied with our obligations and are otherwise in breach of or in default under, the Equity Purchase Agreement, our registration rights agreement (the “Registration Rights Agreement”) with Southridge or any other agreement executed in connection therewith with Southridge; and

●	we will not be entitled to put shares to Southridge to the extent that such shares would cause Southridge’s beneficial ownership to exceed 9.99% of our outstanding shares.

The Equity Purchase Agreement further provides that Southridge is entitled to customary indemnification from us for any losses or liabilities it suffers as a result of any breach by us of any provisions of the Equity Purchase Agreement or the Registration Rights Agreement, or as a result of any lawsuit brought by a third-party arising out of or resulting from Southridge's execution, delivery, performance or enforcement of the Equity Purchase Agreement or the Registration Rights Agreement or from material misstatements or omissions in the prospectus accompanying the registration statement for the resale of the shares issued to Southridge.

The Equity Purchase Agreement also contains representations and warranties of each of the parties.  The assertions embodied in those representations and warranties were made for purposes of the Equity Purchase Agreement and are subject to qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Equity Purchase Agreement.  In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what a stockholder or investor might view as material, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts.

In connection with the Equity Purchase Agreement, we entered into the Registration Rights Agreement with Southridge pursuant to which we agreed to register shares of the common stock to be issued to Southridge.

This description of the Equity Purchase Agreement and Registration Rights Agreement with Southridge does not purport to be complete and is qualified in its entirety by reference to each of the Equity Purchase Agreement and Registration Rights Agreement, which are attached as exhibits hereto and incorporated by reference herein.

Item 1.02  Termination of a Material Definitive Agreement

On July 11, 2011, in connection with the Company’s entry into the Equity Purchase Agreement, the Company terminated its Investment Agreement with Centurion Private Equity, LLC (“Centurion”) and therefore the Company can no longer issue puts to Centurion.  Centurion will retain all shares previously issued to it.

Item 9.01   Financial Statements and Exhibits

EXHIBITS, FINANCIAL STATEMENT SCHEDULES .

Incorporated by reference
Exhibit	Document Description	Form	Date	Number	Filed herewith
10.1	Investment Agreement with Southridge				x

10.2	Registration Rights Agreement with Southridge				x

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DC BRANDS INTERNATIONAL, INC.

Date: July 12, 2011	By:	/s/ Richard Pearce
Richard Pearce
Chief Executive Officer